Exhibit 10.13

GF-2000-0202                                            No. 040044

Building & Construction Supervising Contract

copy

Consigner: Inner Mongolia Zhunger Heat Power Co., Ltd

Supervisor: Inner Mongolia Huake Construction Building Supervising Co., Ltd

Date of signing : Sep 17, 2004

Constituted by

Construction Ministry of People’s Republic of China

National Industry & Commerce Administrative Bureau

 Printed by

Inner Mongolia Autonomous Region Construction Bureau

Inner Mongolia Autonomous Region Industry & Commerce Administrative Bureau

Feb ,2000

Part 1   Building & Construction Supervising Contract

Consigner: Inner Mongolia Zhunger Heat Power Co., Ltd

Supervisor: Inner Mongolia Huake Construction Building Supervising Co., Ltd

Consigner signs this contract with supervisor by negotiation as follows:

1.

The general situation of  construction supervised by supervisor representing consigner:

name of construction: 2x12MWthermoelectric plant in zhunger.

place of construction: xuejiawan town.

scale of construction: 2x12MW

total investment: RMB150,000,000

2.

The meaning of relevant phrase in this article is the same meaning with definition in standard article, part 2 of this contract.

3.

The following documents are the part of this contract:

a.

supervising bid paper or bid acquired notice.

b.

standard article in this contract.

c.

special article in this contract.

d.

subsidiary and amended document signed by two sides during performance.

4.

Supervisor make a promise to consigner that supervisor bears supervising business negotiated in special article of this contract according to the stipulation in this contract.

5.

Consigner make a promise to pay supervisor reward according to period、method and monetary unit stipulated in this contract.

This contract will be begun at the time of Sep 17, 2004, ended at the time of Aug 31, 2005.

This contract will be in duplicate, has the same force and effect, each side holds one copy.

Consigner: (stamp) Inner Mongolia Zhunger Heat Power Co., Ltd address:

artificial person:

bank applied:

bank account:

postal code:

tel:

Supervisor: (stamp) Inner Mongolia Huake Construction Building Supervising Co., Ltd

address:   No.1, Wulanchabu West Road, Hohhot City.

artificial person: E Jisi

bank applied: Hohhot City Commerce Bank, Jinying Branch.

bank account: 20310016003000542

postal code: 010010

tel:   0471-4962804, 13009525329

This contract is signed at the time of Sep 17, 2004.

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